Exhibit 10.8


                                     FORM OF
                             SUBSCRIPTION AGREEMENT


COL China Online International Inc.
3177 South Parker Road
Aurora, CO 80014

Gentlemen and Ladies:

     The undersigned desires to invest in COL China Online International Inc. (the "Company") on the terms and conditions described in this subscription agreement (the "Subscription Agreement") and the Company's Prospectus dated ______________, 2000. The undersigned acknowledges that the undersigned has received the Prospectus.

1.   Subscription

     The undersigned hereby offers to purchase, in the aggregate dollar amount set forth later in this Subscription Agreement, shares of Common Stock, at $.05 per share, that are offered by the Company pursuant to the Prospectus. A check in that amount payable to "COL International Escrow" is enclosed.

2.   Miscellaneous

     (a) This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

     (b) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law.

     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned's subscription to the purchase of the shares of common stock being offered by the Company as described in the Prospectus and this Subscription Agreement. The undersigned does further acknowledge the undersigned's understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.

Please complete the following:

Date:                                         Dollar Amount Invested: $
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Exact Name in Which Title is to be Held


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Signature                                     Signature of Co-Owner


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Print Name                                    Print Name of Co-Owner


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Social Security Number                        Social Security Number
or Taxpayer I.D. Number                       or Taxpayer I.D. Number


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Address

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City, State, Postal or Zip Code, Country




     * If the Common Stock is to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Common Stock is to be held:

                 _____ Tenants in Common     _____ Joint Tenants


     This subscription is accepted by COL China Online International Inc. on this _____ day of __________, 2000.

                                   COL CHINA ONLINE INTERNATIONAL INC.


                                   By:
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                                   Signature



                                   ---------------------------------------------
                                   Printed Name and Title

                                    * * * * *


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